UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2026

SPHERE 3D CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-36532	98-1220792
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

243 Tresser Blvd, 17th Floor
 Stamford, Connecticut, United States 06901
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (647) 952 5049

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	ANY	NASDAQ Capital Market
Common Shares Purchase Rights	N/A	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 24, 2026, Sphere 3D Corp. (the "Company") held a Special Meeting of Shareholders (the "Meeting"). Of the 7,641,767 Company common shares outstanding as of the record date, 3,516,019 shares, or 46.01%, were represented in person or by proxy at the Meeting, constituting a quorum present at the Meeting. The shareholders considered two proposals at the Meeting, each of which is described in more detail in the Company's notice of meeting and proxy statement filed with the Securities and Exchange Commission on July 13, 2026, as supplemented by the Supplement filed on August 7, 2026 (the "Proxy Statement"). The voting results are set forth below. All capitalized terms used but not defined in this Current Report on Form 8-K shall have the meanings ascribed to such terms in the Proxy Statement.

1. Continuance Proposal

On a vote taken regarding the Continuance Proposal, it was declared that the shareholders approved a special resolution authorizing the Company to make an application for the continuance of the Company from the laws of the Province of Ontario to the laws of the Province of British Columbia and approving the notice of articles and articles of the continued company.  Voting results are as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes

2,141,957	23,546	2,262	1,348,254

2. Name Change Proposal

On a vote taken regarding the Name Change Proposal, it was declared that the shareholders approved a special resolution authorizing the change of the Company's name to "DarkHorse Technologies Inc." Voting results are as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes

3,488,987	17,403	9,629	0

3. The Adjournment Proposal

The Proxy Statement included an Adjournment Proposal.  Since the Continuance and Name Change Proposal were each approved by shareholders, it was not necessary to consider the Adjournment Proposal and it was not presented for a vote at the meeting.

Item 7.01 Regulation FD Disclosure.

On August 24, 2026, the Company issued a press release regarding the voting results of the Meeting and the Re-Branding Announcement (as defined below).  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In addition, on August 24, 2026, the Company submitted a filing on SEDAR+ regarding the voting results of the Meeting. A copy of the SEDAR+ filing is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The information in this Item 7.01, including the corresponding Exhibits 99.1 and 99.2, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Company Re-branding and Ticker Symbol Change

On August 24, 2026, following the Company's special meeting of shareholders, the Company announced its intention to formally change its name to DarkHorse Technologies Inc. and that it would immediately begin doing business as "DarkHorse Technologies Inc." (the "Re-Branding Announcement"). The legal name "Sphere 3D Corp." is expected to be legally changed to "DarkHorse Technologies Inc." effective upon the Company's continuance from Ontario to British Columbia, which is expected to occur in the coming weeks following completion of the remaining customary regulatory and administrative steps.

In connection therewith, the Company intends for the ticker symbol for its common shares to be changed from "ANY" to "DRK," promptly following the name change, subject to applicable Nasdaq procedures. Until that time, the Company's common shares will continue to trade on the Nasdaq Capital Market under the ticker symbol "ANY." No further action is required by existing shareholders with respect to the planned name and ticker symbol changes.

Potential Supplemental Import Tariffs

In addition, the Company has received a notice from the U.S. Customs and Border Protection (the "CBP") asserting Chinese origin supplemental import tariffs on certain Bitcoin miners purchased in 2022 by a current subsidiary of the Company. Our subsidiary received documentation during importation from the seller validating the non-Chinese origin. The documentation included both a certificate of origin and certificate of manufacture certifying the non-Chinese origin of the miners. In the event that the CBP were to successfully prevail in their allegations of Chinese origin and assert import duties for Chinese origin to this batch of Bitcoin miners, the Company's total tariff liability in respect to these previously purchased miners could rise to approximately $2.2 million, not including statutory interest. The Company believes the CBP allegation of Chinese origin on the imported miners to be without merit and intends to defend against these charges vigorously, including protesting the supplemental import tariffs in accordance with the CBP's protest procedures. As of the date hereof, it is uncertain how much, if any, the Company could be required to pay in in connection with any supplemental import tariffs.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibits are deemed to have been furnished to, but not filed with, the Securities and Exchange Commission.

Exhibit Number	Description
99.1	Press Release dated August 24, 2026
99.2	SEDAR+ filing submitted August 24, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 24, 2026

SPHERE 3D CORP.

By:	/s/ Kurt Kalbfleisch
Kurt Kalbfleisch
Chief Financial Officer